Exhibit 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Global Capacity Group, Inc.

We have audited the accompanying balance sheet of Global Capacity Group, Inc. (the “Company”) as of December 31, 2005 and the related statement of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Capacity Group, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC
Elgin, IL
March 28, 2007

Global Capacity Group, Inc.
Balance Sheet

December 31,
2005
Assets
Current Assets
Cash and Cash Equivalents	$40,329
Accounts receivable	205,512
Loans to shareholders	64,807
Prepaids and Other	58,017

Total current assets	$368,665

Property and Equipment—Net	$94,591

Total Assets	$463,256

Liabilities and Stockholders’ Equity / (Deficit)
Current Liabilities
Accounts payable	$249,245
Bank line of credit	78,500
Telecom and state taxes	58,158
Current portion notes payable	17,038
Other	19,029

Total current liabilities	$421,970

Long-Term portion notes payable	$75,401

Total Liabilities	$497,371

Stockholders’ Equity / (Deficit)
Common stock; no par value, 100,000 shares authorized, 1,000 issued and outstanding	$1,000
Accumulated Deficit	(35,115)

Total Stockholders’ Equity / (Deficit)	$(34,115)

Total Liabilities and Stockholders’ Equity / (Deficit)	$463,256

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Operations

Year Ended
December 31,
2005

Sales Revenue	$2,412,883

Cost of Goods Sold	1,749,960

Gross Profit	$662,923

Sales, General and Administrative Expense
Payroll and Benefits	$284,117
Outside Services	59,503
Professional Fees	50,515
Rent and Utilities	46,581
Marketing	40,000
Other	162,015

Total Sales, General and Administrative Expense	$642,731

Operating Income	$20,192

Other Expense
Interest expense	$9,172

Net Income	$11,020

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Stockholders’ Equity / (Deficit)

	Common Stock
			Accumulated
	Shares	Amount	Deficit	Total

Balance January 1, 2005	1,000	$1,000	$(46,135)	$(45,135)
Net Income			11,020	11,020

Balance December 31, 2005	1,000	$1,000	$(35,115)	$(34,115)

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Cash Flows

Year Ended
December 31,
2005
Cash Flows from Operating Activities
Net Income	$11,020
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	11,484
Changes in operating assets and liabilities which provided (used) cash:
Accounts receivable	(176,688)
Prepaids and other	(58,017)
Accounts payable	202,438
Taxes Payable	55,060
Other	6,894

Net cash provided by operating activities	52,191

Cash Flows from Investing Activities
Purchase of property and equipment	(3,341)

Net cash used in investing activities	$(3,341)

Cash Flows from Financing Activities
Net Proceeds from Bank Lines of Credit	54,500
Payments on Debt	(8,112)
Loans to shareholders	(64,807)

Net cash provided by financing activities	$(18,419)

Net Increase in Cash and Cash Equivalents	$30,431

Cash and Cash Equivalents—Beginning of year	9,898

Cash and Cash Equivalents—End of year	$40,329

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Notes to Financial Statements
As of and for the Year Ended December 31, 2005

Note 1—Nature of Business and Significant Accounting Policies

Global Capacity Group, Inc. (the “Company”) launched operations in 2001 to provide a single point of contact to locate, procure and manage the significant amount of off-net capacity in the United States, for telecommunication carriers and business enterprises. In doing so, the Company buys unutilized or underutilized network capacity from a service provider and resells that capacity to its customers—telecommunication carriers and business enterprises, located primarily in the United States. The Company does not own network assets, but rather resells the network assets of other companies.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition - The Company earns sales revenue from providing its customers ongoing access to broadband data services and from the installation of those services. Ongoing services are billed in advance and the installation of those services are billed in arrears. The Company recognizes sales revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable.

Cash Equivalents - The Company considers all highly-liquid instruments with original maturities of less than 90 days to be cash equivalents.

Accounts Receivable - Accounts receivable are stated at invoice amounts and at amounts expected to be billed on services performed. Delinquent account balances are reviewed on a specific-item basis to determine an allowance for doubtful accounts. The Company has no allowance for doubtful accounts at December 31, 2005, as management considers all accounts receivable to be collectible. The Company writes off accounts receivable only when it feels, through discussions with its attorneys, that it has exhausted all means for collection of the outstanding balance in question.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of three to ten years.

Accounts Payable - Accounts payable are stated at actual and expected amounts to be billed by vendors for services incurred.

Taxes - The Company has elected to be taxed as an S Corporation for federal income tax purposes. The income of an S Corporation is not subject to federal income tax at the corporate level. Rather, the stockholders are required to include their pro rata share of the corporation’s taxable income or loss in their income tax returns. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. The Company is responsible for income taxes in state and local jurisdictions.

Effective December 12, 2006, in conjunction with the sale of all of the stockholder’s outstanding common stock (see Note 7 below), the Company revoked its S Corporation status and effectively elected to be taxed as a Corporation for future periods.

Note 2—Property and Equipment

Major classes of property and equipment at December 31, 2005 are as follows:

Company vehicles	$100,551
Office equipment	5,960
Total cost	$106,511

Accumulated depreciation	(11,920)

Net property and equipment	$94,591

Depreciation expense was $11,484 for 2005.

Note 3—Line of Credit

The Company has two bank lines of credit with Amegy Bank. One line of credit totals $350,000, bears interest (9.25% at December 31, 2005) at Prime plus 2% and expires in December 2006, unless extended; there was $41,000 outstanding under this line as of December 31, 2005. The other line of credit totals $250,000, bears interest (9.25% at December 31, 2005) at Prime plus 2% and was paid in full and terminated in March 2006, there was $37,500 outstanding under this line as of December 31, 2005. All borrowings are collateralized by substantially all assets of the Company and are personally guaranteed by David Walsh and John Abraham.

Note 4—Long-Term Debt

The Company has two notes with US Bank for vehicles acquired during 2005. One of the notes requires monthly payments in the amount of $1,027 and expires in September 2010; there was $49,947 outstanding under this note as of December 31, 2005. The other note requires monthly payments in the amount of $873 and expires in October 2010; there was $42,492 outstanding under this note as of December 31, 2005. Both notes bear interest at the rate of 6.75%. Long-term debt consists of the following as of December 31, 2005:

2005

Vehicle Notes with US Bank	$92,439
Less: Current Portion Long-Term Debt	(17,038)
Long-Term Debt	$75,401

Future maturities of long-term debt are as follows as of December 31, 2005:

Years Ending December 31,	Amount
2006	$17,038
2007	18,225
2008	19,494
2009	20,851
2010	16,831
$92,439

Note 5—Operating Leases

The Company is obligated under certain operating leases for its office facilities and a company vehicle. The leases expire on various dates between January 2006 and August 2010. Total expense under these leases was approximately $28,020 for 2005.

The following is a schedule of future minimum lease payments under operating leases:

Years Ending December 31,	Amount
2006	$25,986
2007	7,402
2008	7,402
2009	7,402
2010	4,934

Note 6—Supplemental Cash Flow Information

Cash paid for interest totaled $9,172 for the year ended December 31, 2005.

During 2005, the Company acquired vehicles through the issuance of long-term debt of $100,551.

Note 7—Subsequent Events

Effective December 12, 2006, the Company’s stockholders sold all of the outstanding common stock of the Company for $5.3 million in cash.

Global Capacity Group, Inc.
Balance Sheet
(UNAUDITED)

	September 30,	September 30,
	2005	2006
Assets
Current Assets
Cash and Cash Equivalents	$39,359	$ ---
Accounts receivable	159,042	503,120
Loans to shareholders	64,291	64,807
Prepaids and Other	---	6,306

Total current assets	$262,692	$574,233

Property and Equipment—Net	$95,744	$188,146

Other Assets	$ ---	$19,880

Total Assets	$358,436	$782,259

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$193,204	$440,860
Bank overdraft	---	15,128
Telecom and state taxes	28,189	209,418
Bank lines of credit	74,500	---
Current portion notes payable	16,754	27,965
Other	14,601	2,907

Total current liabilities	$327,248	$696,278

Long-Term portion notes payable	$79,772	$82,510

Total Liabilities	$407,020	$778,788

Stockholders’ Equity
Common stock; no par value, 1,000 shares authorized, 100,000 issued and outstanding	$1,000	$1,000
Retained Earnings	(49,584)	2,471

Total Stockholders’ Equity	$(48,584)	$3,471

Total Liabilities and Stockholders’ Equity	$358,436	$782,259

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Operations
(UNAUDITED)

	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
	2005	2006

Sales Revenue	$1,390,327	$4,334,603

Cost of Goods Sold	1,019,738	3,225,821

Gross Profit	$370,589	$1,108,782

Sales, General and Administrative Expense
Payroll and Benefits	$187,118	$471,350
Outside Services	33,029	77,146
Marketing	23,334	75,635
Professional Fees	37,275	55,198
Rent and Utilities	33,318	54,812
Other	53,996	124,203

Total Sales, General and Administrative Expense	$368,070	$858,344

Operating Income	$2,519	$250,438

Other Expense
Interest expense	$5,967	$11,851

Net Income	$(3,448)	$238,587

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Stockholders’ Equity
(UNAUDITED)

	Common Stock
			Retained
	Shares	Amount	Earnings	Total

Balance January 1, 2005	1,000	$1,000	$(46,136)	$(45,136)
Net Income			(3,448)	(3,448)

Balance September 30, 2005	1,000	$1,000	$(49,584)	$(48,584)

Balance January 1, 2006	1,000	$1,000	$(35,115)	$(34,115)
Net Income			238,587	238,587
Distributions to Shareholders			(201,001)	(201,001)

Balance September 30, 2006	1,000	$1,000	$2,471	$3,471

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Statement of Cash Flows
(UNAUDITED)

	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
	2005	2006
Cash Flows from Operating Activities
Net Income (loss)	$(3,448)	$238,587
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	8,613	24,765
Changes in operating assets and liabilities which provided (used) cash:
Accounts receivable	(130,218)	(297,608)
Prepaids and other	--	51,711
Other assets	--	(19,880)
Accounts payable	146,398	191,615
Taxes Payable	25,091	151,260
Other	2,466	(16,122)

Net cash provided by operating activities	$48,902	$324,328

Cash Flows from Investing Activities
Purchase of property and equipment	(1,625)	(83,985)

Net cash used in investing activities	$(1,625)	$(83,985)

Cash Flows from Financing Activities
Net proceeds from bank lines of credit	50,500	(78,500)
Equipment debt	(4,025)	(16,299)
Distributions to shareholders	--	(201,001)
Loans to shareholders	(64,291)	--
Bank overdraft	--	15,128

Net cash used in
financing activities	$(17,816)	$(280,672)

Net Increase/(Decrease) in Cash and Cash Equivalents	$29,461	$(40,329)

Cash and Cash Equivalents—Beginning of year	9,898	40,329

Cash and Cash Equivalents—End of nine month period	$39,359	$--

The accompanying notes are an integral part of the financial statements

Global Capacity Group, Inc.
Notes to Financial Statements
As of and for the Nine Months Ended September 30, 2005 and 2006
(UNAUDITED)

Note 1—Nature of Business and Significant Accounting Policies

Global Capacity Group, Inc. (the “Company”) launched operations in 2001 to provide a single point of contact to locate, procure and manage the significant amount of off-net capacity in the United States, for telecommunication carriers and business enterprises. In doing so, the Company buys unutilized or underutilized network capacity from a service provider and resells that capacity to its customers—telecommunication carriers and business enterprises, primarily located in the United States. The Company does not own network assets, but rather resells the network assets of other companies.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition - The Company earns sales revenue from providing its customers ongoing access to broadband data services and from the installation of those services. Ongoing services are billed in advance and the installation of those services are billed in arrears. The Company recognizes sales revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable.

Cash Equivalents - The Company considers all highly-liquid instruments with original maturities of less than 90 days to be cash equivalents.

Accounts Receivable - Accounts receivable are stated at invoice amounts and at amounts expected to be billed on services performed. Delinquent account balances are reviewed on a specific-item basis to determine an allowance for doubtful accounts. The Company has no allowance for doubtful accounts at September 30, 2006, as management considers all accounts receivable to be collectible. The Company writes off accounts receivable only when it feels, through discussions with its attorneys, that it has exhausted all means for collection of the outstanding balance in question.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of three to ten years.

Accounts Payable - Accounts payable are stated at actual and expected amounts to be billed by vendors for services incurred.

Taxes - The Company has elected to be taxed as an S Corporation for federal income tax purposes. The income of an S Corporation is not subject to federal income tax at the corporate level. Rather, the stockholders are required to include their pro rata share of the corporation’s taxable income or loss in their income tax returns. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. The Company is responsible for income taxes in state and local jurisdictions.
Effective December 12, 2006, in conjunction with the sale of all of the stockholder’s outstanding common stock (see Note 7 below), the Company revoked its S Corporation status and effectively elected to be taxed as a Corporation for future periods.

Note 2—Property and Equipment

Major classes of property and equipment as of September 30, 2005 and 2006, are as follows:

	2005	2006

Company vehicles	$100,551	$100,551
Telco assets	--	50,661
Machinery and equipment	--	34,973
Furniture and fixtures	--	19,808
Office equipment	4,242	18,838
Total cost	$104,793	$224,831

Accumulated depreciation	(9,049)	(36,685)

Net property and equipment	$95,744	$188,146

Depreciation expense was $8,613 and $24,765 at September 30, 2005 and 2006, respectively.

Note 3—Line of Credit

The Company has two bank lines of credit and a short-term asset based lending line of credit, both with Amegy Bank. One of the bank lines of credit was paid in full and terminated in March 2006, and the short-term asset based lending line of credit was opened on or about that time.

One line of credit totals $350,000, bears interest (9.0% and 10.25% at September 30, 2005 and 2006, respectively) at Prime plus 2% and expires in December 2005 and 2006, there was $41,000 outstanding under this line as of September 30, 2005 and nothing outstanding as of September 30, 2006. The other line of credit totals $250,000, bears interest (9.0% at September 30, 2005) at Prime plus 2% and was paid in full and terminated in March 2006; there was $37,500 outstanding under this line as of December 31, 2005.

The short-term asset based lending line of credit is an open ended commitment from Amegy Bank of up to $250,000 and bears interest (10.25% at September 30, 2006) at Prime plus 2%. This line of credit requires separate loan documents to be completed for each asset or group of assets being financed, an upfront fee of 1% of loan value and set repayment terms of six months, per each loan occurrence. There were no amounts outstanding under this line as of September 30, 2006.

All borrowings are collateralized by substantially all assets of the Company and are personally guaranteed by David Walsh and John Abraham.

Note 4—Long-Term Debt

The Company has two notes with US Bank for vehicles acquired during 2005. One of the notes requires monthly payments in the amount of $1,027 and expires in September 2010; there was $52,159 and $43,083 outstanding under this note as of September 30, 2005 and 2006, respectively. The other note requires monthly payments in the amount of $873 and expires in October 2010; there was $44,367 and $36,683 outstanding under this note as of September 30, 2005 and 2006, respectively. Both notes bear interest at the rate of 6.75%.

The Company has a capital lease with DDI for equipment acquired during 2006. The capital lease requires monthly payments in the amount of $1,280, bears interest at the rate of 20.24% and expires in April 2009. There was $30,709 outstanding under this note as of September 30, 2006.

Long-term debt consists of the following as of September 30, 2005 and 2006:

2006

Vehicle Notes with US Bank	$79,766
Capital Lease with DDI	30,709
Less: Current Portion Long-Term Debt	(27,965)
Long-Term Debt	$82,510

Future maturities of long-term debt are as follows:

Years Ending September 30,	2006

2006	$--
2007	27,965
2008	31,446
2009	28,789
2010	21,931
2011	344
$110,475

Note 5—Operating Leases

The Company is obligated under certain operating leases for its office facilities and a company vehicle. The leases expire on various dates between August 2006 and August 2011. Total expense under these leases was approximately $19,201 and $43,703 for the nine month period ended September 30, 2005 and 2006, respectively.

The following is a schedule of future minimum lease payments under operating leases:

Years Ending September 30,	2006

2006	$--
2007	85,666
2008	85,666
2009	85,666
2010	83,199
2011	52,176

Note 6—Supplemental Cash Flow Information

Cash paid for interest totaled $5,967 and $11,851 for the nine month period ended September 30, 2005 and 2006, respectively.

During 2005 and 2006, the Company acquired vehicles and certain equipment through the issuance of debt for $100,551 and the issuance of a capital lease for $34,335, respectively.

Note 7—Subsequent Events

Effective December 12, 2006, the Company’s stockholders sold all of the outstanding common stock of the Company for $5.3 million in cash.